SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
17.	SUBSEQUENT EVENTS

On January 5, 2021, Noble Fintech Pte. Ltd (“Noble Fintech”), a wholly owned subsidiary of the Company entered into a framework acquisition agreement (the “SPA”) with the minority shareholders of the Aguila Information, S.A.P.I. de C.V. (“Aguila Information”), pursuant to which, Noble Fintech agreed to transfer its 6% of the equity interests of Aguila Information to the minority shareholders. Following the completion of the proposed transaction, the equity interest of Aguila Information owned by the Company will decrease from 51% to 45%. As Aguila Information was in net deficit position as of December 31, 2020, the consideration of the transfer was one Mexican Peso.

On April 1, 2021, Jiayin Finance, a wholly consolidated variable interest entity of the Company entered into a framework acquisition agreement (the “SPA”) with Shanghai Bweenet Network Technology Co., Ltd. (“Shanghai Bweenet”) and its shareholders, pursuant to which, Jiayin Finance agreed, subject to certain conditions, to subscribe for certain equity interests of Shanghai Bweenet and acquire certain equity interests held by current shareholders of Shanghai Bweenet, for an aggregate consideration of RMB95,000. Following the completion of the proposed transaction, Jiayin Finance will own 95% of the equity interests of Shanghai Bweenet. The consideration will be paid in several installments, subject to certain conditions. The closing of the proposed transaction is subject to the certain customary conditions, including completion of satisfactory due diligence.